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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

             Canada                     001-32312               98-0442987
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  (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)

   3399 Peachtree Road NE, Suite 1500, Atlanta, GA                30326
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      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 26, 2006, Novelis Inc. (the "Company") entered into a separation and release agreement (the "Agreement") with the Company's former Chief Executive Officer, Brian Sturgell, regarding the terms of his departure from the Company. The Agreement became effective on November 2, 2006, seven days from the date of execution.

         Pursuant to the Agreement, Mr. Sturgell will receive a separation incentive including (a) reimbursement for closing fees and real estate commissions (grossed up for taxes) relating to the sale of his Georgia home and relocation to South Carolina, (b) the amendment of the application of his Change in Control Agreement dated as of December 5, 2005 (and filed via a Form 8-K on December 9, 2005) to permit the 36 month Special Termination Indemnity payments to be paid in one full and final present value payment and (c) the amendment of the application of the non-qualified Pension Plan for Officers to permit a one time present value payment as full and final settlement of the pension plan. Additionally, Mr. Sturgell will receive liability indemnification under the Agreement. In consideration for the separation incentive, Mr. Sturgell provided a release to the Company waiving any and all claims he may have against the Company. Finally, Mr. Sturgell agreed, for a term of 36 months, to not work or provide services for any direct competitor of the Company in any role where the Company's non-public information could be used.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      NOVELIS INC.

Date:  November 1, 2006                               By: /s/ Nichole Robinson
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                                                           Nichole Robinson
                                                           Secretary